SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) February 3, 1998

                               Pharmos Corporation
             (Exact name of registrant as specified in its charter)

              Nevada                       0-11550                13-3207413
  (State or other jurisdiction      Commission File Number     (I.R.S. Employer)
of incorporation or organization)   Identification Number)


              101 East 52nd Street, 36th Floor, New York, NY 10022
               (Address of principal executive offices) (zip code)

                                 (212) 838-0087
               (Registrant's telephone number including area code)

                                      None
              (Former name, former address and former fiscal year,
                          if changed since last report)



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Item 5 Other Events

     Pharmos has raised $5 million in gross proceeds in a private placement of convertible preferred stock and warrants to CC Investments, LDC, an institutional investor. The preferred stock is convertible into common shares. Gemini Capital, a division of R.D. Kushnir & Co., acted as placement agent in the transaction.


Item 7 Exhibits

       (a) Exhibits

*10.1 Form of Warrant dated as of February 4, 1998 between the Company and the Investors and the Company and the Placement Agent

*10.2 Form of Registration Rights Agreement dated as of February 4, 1998 between the Company and the Investors

*10.3 Certificate of Designation of Series C Convertible Participating Preferred Stock

*10.4 Form of Securities Purchase Agreement dated as of February 4, 1998 between the Company and the Investors




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*  Filed herewith

                                 SIGNATURE PAGE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    PHARMOS CORPORATION


Date: February   , 1998                             /s/ Robert Cook
      ---------------------                         ----------------
                                                    Robert Cook
                                                    Chief Financial Officer